Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended June 30, 2023

OMAHA, Neb.--(BUSINESS WIRE)--July 18, 2023--AMCON Distributing Company (“AMCON” or “Company”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $6.59 on net income available to common shareholders of $3.9 million for its third fiscal quarter ended June 30, 2023.

“We have begun the integration of an expanded foodservice platform now available for our customer base as a result of our recent acquisition of Henry’s Foods,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Mr. Atayan further noted, “AMCON continues to seek out acquisition opportunities for convenience and foodservice distributors who want to align with the Company’s growing platform and customer centric management philosophy.”

The wholesale distribution segment reported revenues of $685.7 million and operating income of $11.8 million for the third quarter of fiscal 2023. The retail health food segment reported revenues of $10.7 million and an operating loss of $0.3 million for the third quarter of fiscal 2023.

“Foodservice and our technology suite of services are strategic areas of focus. Our customer base is growing, and we continue to search for facilities in and adjacent to our current service area,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer further noted, “We are actively seeking to hire industry leading talent in all areas of our organization to support our growth.”

“Our working capital position is strong. As a core operating principle, we are highly liquid and able to take advantage of strategic opportunities in the marketplace,” said Charles J. Schmaderer, AMCON’s Chief Financial Officer. Mr. Schmaderer further noted, “AMCON ended the quarter with $100.9 million of consolidated shareholders’ equity.”

AMCON is a leading convenience distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products servicing approximately 6,800 retail stores through distribution centers in Illinois, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Tennessee and West Virginia. AMCON, through its Healthy Edge Retail Group, also operates seventeen (17) health and natural product retail stores in the Midwest and Florida.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Balance Sheets
June 30, 2023 and September 30, 2022

	June	September
	2023	2022
	(Unaudited)
ASSETS
Current assets:
Cash	$739,013	$431,576
Accounts receivable, less allowance for doubtful accounts of $2.5 million at both June 2023 and September 2022	78,640,187	62,367,888
Inventories, net	162,567,117	134,654,637
Income taxes receivable	—	819,595
Prepaid expenses and other current assets	13,630,317	12,702,084
Total current assets	255,576,634	210,975,780

Property and equipment, net	78,872,876	48,085,520
Operating lease right-of-use assets, net	19,739,321	19,941,009
Goodwill	5,778,325	5,277,950
Other intangible assets, net	5,419,361	2,093,113
Other assets	3,320,838	2,751,155
Total assets	$368,707,355	$289,124,527

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51,853,159	$39,962,363
Accrued expenses	15,960,945	14,446,210
Accrued wages, salaries and bonuses	7,799,903	7,811,207
Income taxes payable	752,658	—
Current operating lease liabilities	6,300,102	6,454,473
Current maturities of long-term debt	2,738,524	1,595,309
Current mandatorily redeemable non-controlling interest	1,641,612	1,712,095
Total current liabilities	87,046,903	71,981,657

Credit facilities	143,375,961	91,262,438
Deferred income tax liability, net	3,138,204	2,328,588
Long-term operating lease liabilities	13,737,167	13,787,721
Long-term debt, less current maturities	12,229,486	7,384,260
Mandatorily redeemable non-controlling interest, less current portion	7,976,499	9,446,460
Other long-term liabilities	289,672	103,968

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 608,689 shares outstanding at June 2023 and 584,789 shares outstanding at September 2022	9,431	9,168
Additional paid-in capital	30,175,977	26,903,201
Retained earnings	102,000,218	96,784,353
Treasury stock at cost	(31,272,163)	(30,867,287)
Total shareholders’ equity	100,913,463	92,829,435
Total liabilities and shareholders’ equity	$368,707,355	$289,124,527

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Operations
for the three and nine months ended June 30, 2023 and 2022

	For the three months ended June		For the nine months ended June
	2023	2022	2023	2022
Sales (including excise taxes of $153.7 million and $129.2 million, and $414.9 million and $315.5 million, respectively)	$696,489,427	$550,584,152	$1,847,472,782	$1,365,043,621
Cost of sales	649,623,651	516,907,540	1,724,504,862	1,277,757,425
Gross profit	46,865,776	33,676,612	122,967,920	87,286,196
Selling, general and administrative expenses	36,851,520	25,862,325	99,227,695	70,168,415
Depreciation and amortization	2,103,429	912,501	4,982,068	2,514,968
	38,954,949	26,774,826	104,209,763	72,683,383
Operating income	7,910,827	6,901,786	18,758,157	14,602,813

Other expense (income):
Interest expense	2,385,842	655,811	6,249,540	1,222,829
Change in fair value of mandatorily redeemable non-controlling interest	698,571	705,392	864,684	705,392
Other (income), net	(931,765)	(2,417,252)	(1,159,021)	(2,518,320)
	2,152,648	(1,056,049)	5,955,203	(590,099)
Income from operations before income taxes	5,758,179	7,957,835	12,802,954	15,192,912
Income tax expense	1,813,800	2,221,000	4,164,000	4,811,000
Equity method investment earnings, net of tax	—	307,973	—	1,670,133
Net income available to common shareholders	$3,944,379	$6,044,808	$8,638,954	$12,052,045

Basic earnings per share available to common shareholders	$6.74	$10.61	$14.78	$21.25
Diluted earnings per share available to common shareholders	$6.59	$10.38	$14.56	$20.72

Basic weighted average shares outstanding	585,625	569,689	584,359	567,026
Diluted weighted average shares outstanding	598,590	582,370	593,480	581,578

Dividends paid per common share	$0.18	$0.18	$5.54	$5.54

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Shareholders’ Equity
for the three and nine months ended June 30, 2023 and 2022

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2022
Balance, April 1, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,555,046	$86,336,525	$82,033,452
Dividends on common stock, $0.18 per share	—	—	—	—	—	(108,596)	(108,596)
Compensation expense related to equity-based awards	—	—	—	—	174,078	—	174,078
Net income available to common shareholders	—	—	—	—	—	6,044,808	6,044,808
Balance, June 30, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,729,124	$92,272,737	$88,143,742

THREE MONTHS ENDED JUNE 2023
Balance, April 1, 2023	943,272	$9,431	(332,220)	$(30,867,287)	$29,766,566	$98,167,058	$97,075,768
Dividends on common stock, $0.18 per share	—	—	—	—	—	(111,219)	(111,219)
Compensation expense related to equity-based awards	—	—	—	—	409,411	—	409,411
Committed repurchase of treasury stock	—	—	(2,363)	(404,876)	—	—	(404,876)
Net income available to common shareholders	—	—	—	—	—	3,944,379	3,944,379
Balance, June 30, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,175,977	$102,000,218	$100,913,463

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2022
Balance, October 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,918,781	$83,552,298	$77,612,626
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,331,606)	(3,331,606)
Compensation expense and settlement of equity-based awards	33,420	334	—	—	1,810,343	—	1,810,677
Net income available to common shareholders	—	—	—	—	—	12,052,045	12,052,045
Balance, June 30, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,729,124	$92,272,737	$88,143,742

NINE MONTHS ENDED JUNE 2023
Balance, October 1, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,903,201	$96,784,353	$92,829,435
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,423,089)	(3,423,089)
Compensation expense and settlement of equity-based awards	26,263	263	—	—	3,272,776	—	3,273,039
Committed repurchase of treasury stock	—	—	(2,363)	(404,876)	—	—	(404,876)
Net income available to common shareholders	—	—	—	—	—	8,638,954	8,638,954
Balance, June 30, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,175,977	$102,000,218	$100,913,463

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Cash Flows
for the nine months ended June 30, 2023 and 2022

	June	June
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income available to common shareholders	$8,638,954	$12,052,045
Adjustments to reconcile net income available to common shareholders to net cash flows from (used in) operating activities:
Depreciation	4,701,316	2,486,613
Amortization	280,752	28,355
Equity method investment earnings, net of tax	—	(1,670,133)
Gain on re-valuation of equity method investment to fair value	—	(2,387,411)
(Gain) loss on sales of property and equipment	(133,159)	(133,639)
Equity-based compensation	1,940,631	1,903,884
Deferred income taxes	809,616	1,231,012
Provision for losses on doubtful accounts	(7,697)	83,000
Inventory allowance	442,603	688,902
Change in fair value of mandatorily redeemable non-controlling interest	864,684	705,392
Changes in assets and liabilities, net of effects of business acquisition:
Accounts receivable	(8,026,950)	(1,215,238)
Inventories	(12,294,118)	(4,674,292)
Prepaid and other current assets	(745,490)	(2,986,167)
Equity method investment distributions	—	1,095,467
Other assets	(569,683)	(728,596)
Accounts payable	10,360,228	1,313,711
Accrued expenses and accrued wages, salaries and bonuses	1,487,971	1,926,479
Other long-term liabilities	185,704	(690,693)
Income taxes payable and receivable	1,572,253	(1,890,449)
Net cash flows from (used in) operating activities	9,507,615	7,138,242

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(6,759,929)	(13,940,428)
Proceeds from sales of property and equipment	151,307	145,500
Principal payment received on note receivable	—	175,000
Cash acquired in business combination	—	7,958
Acquisition of Henry's	(54,865,303)	—
Net cash flows from (used in) investing activities	(61,473,925)	(13,611,970)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	1,863,027,754	1,393,048,057
Repayments under revolving credit facilities	(1,810,914,231)	(1,381,508,745)
Proceeds from borrowings on long-term debt	7,000,000	—
Principal payments on long-term debt	(1,011,559)	(524,874)
Proceeds from exercise of stock options	—	173,590
Dividends on common stock	(3,423,089)	(3,331,606)
Settlement and withholdings of equity-based awards	—	(1,280,749)
Redemption and distributions to non-controlling interest	(2,405,128)	(20,600)
Net cash flows from (used in) financing activities	52,273,747	6,555,073
Net change in cash	307,437	81,345
Cash, beginning of period	431,576	519,591
Cash, end of period	$739,013	$600,936

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$5,824,144	$1,201,073
Cash paid during the period for income taxes, net of refunds	1,780,000	5,468,488

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$1,622,224	$123,801
Effect of business acquisition	—	23,308,624
Committed repurchase of treasury stock	404,876	—
Issuance of common stock in connection with the vesting and exercise of equity-based awards	2,044,805	2,280,783

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727